                                                                     EXHIBIT 4.1

      COMMON STOCK                                     COMMON STOCK



                           THE KINETICS GROUP, INC.



                                        SEE REVERSE FOR CERTAIN DEFINITIONS
                                          AND A STATEMENT AS TO THE RIGHTS,
                                             PREFERENCES, PRIVILEGES AND
                                               RESTRICTIONS ON SHARES

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                             CUSIP

        THIS CERTIFIES THAT








        IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         $.001 PAR VALUE PER SHARE, OF

                           THE KINETICS GROUP, INC.
        transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
           WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

           Dated:



     /s/ Marie R. Bianco      [CORPORATE              W.A. Bianco
   EXECUTIVE VICE PRESIDENT   SEAL OF THE       CHAIRMAN OF THE BOARD
      AND SECRETARY          KINETICS GROUP,  AND CHIEF EXECUTIVE OFFICER
                                INC.]


                                    COUNTERSIGNED AND REGISTERED:
                                     AMERICAN SECURITIES TRANSFER & TRUST, INC.
                                                 P.O. Box 1508
                                            Denver, Colorado 80201
                                                  TRANSFER AGENT AND REGISTRAR

                                    BY

                                                          AUTHORIZED SIGNATURE

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM  - as tenants in common                         UNIF GIFT MIN ACT - ..............Custodian...............
     TEN ENT  - as tenants by the entireties                                       (Cust)                    (Minor)
     JT TEN   - as joint tenants with right of                                   under Uniform Gifts to Minors
                survivorship and not as tenants                                  Act...................................
                in common                                                                       (State)
    COM PROP  - as community property                        UNIF TRF MIN ACT -  .........Custodian (until age........)
                                                                                   (Cust)
                                                                                 ...............under Uniform Transfers
                                                                                   (Minor)
                                                                                 to Minors Act........................
                                                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 ---------------------------------------


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                       Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                     Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ---------------------------


                                        X
                                          -----------------------------------

                                        X
                                          -----------------------------------
                                 NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.